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                                                                    Exhibit 10.6

The document consists of four pages.

                            DISTRIBUTION AGREEMENT


hereinafter called "The Agreement", concluded in Warsaw on July 3rd, 1997, by and between:

1. IDV Poland Sp. z o.o., based in Warsaw at 16, Woloska Street, represented by Marek Rozycki, General Manager, hereinafter called "the Company",

and

"CAREY AGRI INTERNATIONAL POLAND" Ltd.
based in Warsaw, 13, Lubelska Steet, represented by William V. Carey, hereinafter called "the Distributor".

IDV Poland, a company functioning in the Polish market since 1993, owner of world-class alcohol beverages, as well as a Distributor of alcohol beverages, shall undertake a co-operation aimed at strengthening the position of IDV products in the Polish market, with mutual benefits for both Parties. For the purpose of realise the said Agreement, the Parties decided the following:

                                I. Agreed terms

1. PRODUCTS - they are products placed in the price-list of the Company, available from the Company's warehouse in Warsaw, and sold by the Company to the Distributor at prices containing customs fees and other

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importation fees. The price-list containing prices valid on the day of the supply of the goods shall be valid.

2. THE PARTIES - they are the Company and the Distributor, or one of these subjects.

3. THE TERRITORY - it is the territory of the Republic of Poland serviced by a commercial network of the Distributor.

                         II. Subject of the Agreement

1. The Company grants the right to use the name of Authorised Distributor of Products of IDV Poland as of July 3rd, 1997.

2. The status of the Authorised Distributor shall be valid only during the validity of the present Agreement.

3. IDV Company may also grant the status of the Authorised Distributor to other subjects selling Products within the Territory. The Distributor shall not be entitled to any claims towards the Company in such a case.

4. There shall not be determined a close regionalisation of the territory for activities of the Distributor.

                      III. Liabilities of the Distributor

During the validity of the Agreement, the Distributor shall be obliged to:

1. purchase the Products only in the Company's warehouse;

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2. making all necessary steps aimed at increasing sales of Products within the
Territory covered by the Distributor according to the distribution system of Products by the Company;

3. conductance of joint promotional and marketing activities, at a close co-operation with the Company and according to the marketing policy of the Company. All activities of this type have to be previously accepted by the Company;

4. maintaining the stock of Products within a level allowing us to satisfy the current and predicted level of sales;

5. supplying current reports on sales of the Products, warehouse stock, and predicted purchases at every request of the Company;

6. not undertaking any activities that could threaten the good image of the Company and its brands.

IV. Protection of the Intellectual Properties of the Company

1. No provision of the present Agreement can be a basis to transfer to the Distributor any rights for trademarks, names of products, advertisement slogans, or copyright connected with the Products, which are covered by an exclusive right of the Company.

2. The Distributor shall be obliged to keep secret information and documents obtained in any way from the Company. A usage, disclosure, or transfer of information and/or documents constituting the Company secrets, shall constitute a basis of an immediate

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termination of the co-operation and a presentation of respective claims aimed at a satisfaction for the occurred losses.















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                             V. General provisions

1. The present Agreement shall be concluded for the period of time till December 31, 1997. The Agreement can be prolonged for subsequent periods at a consent of both Parties.

2. The parties shall be entitled to a withdrawal from the Agreement at any time against a written notification of the other Party by means of a registered letter, whose sending shall be confirmed by fax sent on the same day in which the registered letter is sent. There shall be agreed a one-month-long notice period. The Distributor shall lose all his rights of an Authorized Distributor of IDVP in the moment of terminating the Agreement.


                                VI. Procedures

1. In the moment of signing the Agreement, the Distributor shall be obliged to present the following documents to the Company;

- permission to conduct economic activities;

- permission of the Ministry of Industry and Trade to conduct whole-sales of spirit articles;

- certificate of the Fiscal Office about not possessing any overdue fiscal liabilities;

- a decision on granting the NIP number and a statement on the VAT status;

- current opinion of the mother bank.


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2.  The Distributor shall be obliged to effect due payments for the Company within 28 days after the respective invoice is issued, into the bank account of the Company.

3. The fact of not realising the payment or a delay in its realisation shall authorised the Company to burden the Distributor delay interests according to statutory interest rates valid in Poland.

4. The Company shall receive an in blanco bill of exchange from the Distributor with a bill of exchange declaration as a form of a security in the case the Distributor does not fulfil his payment liabilities.

5.  The Company shall specify the minimal value of the order.

6. The ownership title for the Products shall be transferred into the Distributor in the moment of a written confirmation of a receipt of the goods by the Distributor. He shall be responsible for possible damages or faults in Products since that moment.


                      VI. Applicable law and Arbitration

1. The present Agreement is an agreement valid for both Parties and it overrides all previous agreements reached between the Parties.

2. All disputes resulting from its application, which cannot be solved in an amicable way by the Parties, shall be solved by means of an arbitration. The Arbitration Court in Warsaw at the National Chamber of Commerce shall be competent in the field of the said arbitration. Judgements of the Arbitration Court shall be treated as final and binding for the Parties.

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3.   In cases not regulated by the present Agreement there shall be applied provisions of the Civil Code and the Polish Economic Law.

4. The present Agreement has been made in two equal copies, one copy for every party and legally signed by authorised representatives of both Parties.

IDV Poland Sp. z o.o.
A rectangular seal: "IDV Poland Sp. z o.o. Marek Rozycki General Manager" (-) illegible signature
A rectangular seal: "IDV Poland Sp. z o.o. ul, Woloska 16, 02-675 Warsaw, tel. 640-92-00, fax. 640-92-01"

Distributor:
A rectangular seal: "William Carey. President of the Board of Directors Carey Poland Sp. z o.o." (-) illegible signature
A rectangular seal: "Carey Agri International-Poland Sp. z o.o. 03-802 Warszawa, ul. Lubelska 13, tel. 618-50-25, 618-05-77, 618-60-17, fax 618-02-38.
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REPERTORY NO. 126/97
I, Monika Ewa Rybak-Ruiz M.A., the undersigned Court-commissioned Sworn Translator and Interpreter in Warsaw, do hereby certify the conformity of this present translation with the original of the document written in Polish.
Collected: net fee: PLN 93.90
VAT (22%): PLN 20.66
Gross sum: PLN 114.56
Warsaw, September 19th, 1997


Monika Rybak Ruiz
TLUMACZ PRZYSIEGLY
jezyka angielskiego
ul. Filmowa 56a, 04-929 Warszawa
tel./fax 12-49-37
tel. kom. 0-90-22-00-17

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